Commitments	12 Months Ended
Dec. 31, 2017
Commitments
25. Commitments

Lease commitment

In September 2012, the Group entered into a ten-year operating lease agreement, from October 8, 2012 to October 7, 2022, with Hubei Daily Media Group, a shareholder owning 20% of the Group’s variable interest entity, in Wuhan City, Hubei Province, where the Group leased approximately 1,673 square meters of office space. The lease amount is RMB1.0 million per year for the first five years and RMB1.1 million per year for the last five years, plus property management fees, water and electricity and all related taxes.

	As at December 31
	2016	2017
	RMB’000	RMB’000

Less than one year	1,017	1,054
Between one and five years	5,007	3,953
Total	6,024	5,007

Capital commitment

In 2017, the Group paid the down payment of RMB14.9 million for a property of approximately 1,492 square meters of office space in Wuhan City, Hubei Province from a third party. The remaining payments of RMB14.9 million are expected to be paid in 2018.